MERRILL LYNCH
FEDERAL
SECURITIES TRUST




FUND LOGO




Annual Report

August 31, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER


Economic Environment
During the quarter ended August 31, 1998, mounting global financial concerns prompted an enormous flight to quality toward the US Treasury market, pushing US Treasury bond yields to their lowest levels in 30 years. The effects of the economic crisis in Asia began to impact other regional economies as well. As a result, deteriorating economic fundamentals in Russia caused the ruble to decline by more than 90% and sharply increased the risks of contagion in the emerging market economies of Latin America and South America.

Despite heightened global economic turmoil, the US economy continued to exhibit an impressive resiliency during the second quarter of 1998. US gross domestic product (GDP) rose 1.6% during the second quarter, although there was a sharp reduction in inventory accumulation and the worst trade deficit reported in US history, which subtracted 2.1% from second-quarter GDP. Consumer spending, which rose 5.8% in the second quarter, remains the driving force behind US economic growth. Housing also continues to surge, as new housing starts rose to a 1.72 million unit annual rate in July, the highest level in more than 11 years. In addition, more single-family homes are being built now than at any time since 1979. Retail sales have also been strong and reflect the high volume of new home sales, since the demand for furniture and appliances soared. Consequently, retail sales (excluding automobile sales) rose at a robust 4.9% annual rate over the three-month period ended July 31, 1998. Despite strong consumer demand, inflationary pressures remain stagnant. The consumer price index for July was up just 1.7% from a year ago, while the producer price index for July fell 0.3% compared to the same period last year.

As a result of a degenerating set of global economic fundamentals, increased world stock market volatility put greater pressure on global liquidity. Consequently, the risks of a future downturn in US economic growth increased as the Asian region remains mired in a recession. Deteriorating political and economic conditions forced the Russian government to devalue its currency and default on its debt payments in August, spurring a massive flight to quality toward the US Treasury market and intensifying the global credit crunch by raising the risk premium for all emerging market economies. In addition, Canada raised interest rates in August to support its weakening currency, which could slow economic activity. Since South America, Latin America and Canada account for approximately 40% of US exports, any extensive economic downturn in these regions could depress future US economic growth.

In spite of the current reports of strong economic growth in the United States, we believe the Federal Reserve Board has focused its attention toward the deepening instability in the world's financial markets and the resulting liquidity crunch. Ultimately, restrictive financial conditions, coupled with deflationary forces, could eventually hamper US economic growth prospects. As a result, we believe the Federal Reserve Board could begin easing monetary policy and lower interest rates. (The Federal Reserve Board did lower the Federal Funds rate by 25 basis points (0.25%) to 5.25% at the end of September.) We would expect this scenario to have positive ramifications for the US bond market.


Fiscal Year in Review
During the year ended August 31, 1998, interest rates moved substantially lower. US Treasury securities with maturities of 5 years, 10 years and 30 years were all lower in yield by approximately 140 basis points. The one-year Treasury bill fell by 71 basis points while the three-month bill moved 38 basis points lower. The yield curve continued to flatten, creating a yield differential of just 42 basis points between the three-month Treasury bill (4.83%) and the 30-year Treasury bond (5.25%) by August 31, 1998. This established a difficult environment for mortgage-backed securities (MBS).

During the 12-month period, low interest rates, coupled with mortgage banker sophistication in terms of refinancing, led to prepayment fears and an underperformance of MBS compared to Treasury securities. Compounding the problem was the decoupling between Treasury yields and yields on MBS, as global concerns and the resulting flight to quality caused yield spreads to widen. Corporate securities and other credit-sensitive issues were the hardest hit, but MBS were also affected, even those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC).


Merrill Lynch Federal Securities Trust
August 31, 1998


Throughout the period, the Fund was well positioned for the decline in interest rates and was generally structured to avoid those MBS with the greatest prepayment uncertainty. The Fund had large positions in low-coupon MBS with little or no refinancing incentive, and significant holdings in multi-family MBS that have prepayment lockouts and yield maintenance provisions. Also, the Fund maintained a strong focus on GNMA MBS, which are comprised of Federal Housing Administration/Veteran's Administration mortgages that tend to prepay slower than conventional mortgages. The Fund also had a small position in super-seasoned, high-coupon MBS where the homeowner has not responded to past refinancing incentives.

For most of the year, we focused on establishing a balance between yield and total return characteristics. Although performance was good during the year, it was hampered by our focus on MBS, which lagged Treasury performance. Also, we shifted 30-year MBS to 15-year MBS, expecting the yield curve to steepen. However, the yield curve flattened, and 30-year MBS outperformed 15-year MBS. Lastly, a significant portion of the Fund was invested in FNMA and FHLMC multi-family MBS. These securities were purchased as Treasury surrogates for their excellent convexity characteristics (good price appreciation during declining interest rates) because of prepayment lockouts and yield maintenance provisions. However, as spreads widened, these securities did not perform as well as Treasury securities.


Portfolio Strategy
We continue to believe that MBS offer attractive investment opportunities. For example, a FNMA 6.50% MBS that trades just above par at about $100.50 would seem very attractive when compared to five-year and ten-year Treasury security yields of 4.79% and 4.97%, respectively. This wide yield spread is especially attractive at current low interest rate levels. The Fund is capturing this relative value by being 98% invested in MBS. Of that percentage, 22% is invested in multi-family MBS. While this structure offers a high yield, yield pays out over time, whereas price movements are immediate. However, a significant further decline in longer-term interest rates does not appear as likely as a spread tightening at this time. We believe the Fund is well-positioned if yield spreads do tighten because we have locked in attractive yields and would receive better price movement as well.


In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



October 8, 1998





Merrill Lynch Federal Securities Trust
August 31, 1998


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                   Ten Years/      Standardized
                                                  12 Month         3 Month      Since Inception    30-Day Yield
                                                Total Return     Total Return     Total Return    As of 8/31/98
ML Federal Securities Trust Class A Shares         +8.10%           +1.92%         + 38.25%            5.56%
ML Federal Securities Trust Class B Shares         +7.28            +1.62          + 44.68             5.02
ML Federal Securities Trust Class C Shares         +7.23            +1.60          + 33.84             4.96
ML Federal Securities Trust Class D Shares         +7.84            +1.75          +117.92             5.32

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Trust's ten-year/inception periods are: Class A & Class C Shares, from 10/21/94 to 8/31/98; Class B Shares, from 12/23/91 to 8/31/98;
 and Class D Shares, for the ten years ended 8/31/98.



Merrill Lynch Federal Securities Trust
August 31, 1998


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Salomon Brothers Mortgage Index.
Beginning and ending values are:

                                  12/21/94**     8/98

ML Federal Securities Trust++--
Class A Shares*                   $ 9,600      $13,273

ML Federal Securities Trust++--   $10,000      $13,384
Class C Shares*

Salomon Brothers Mortgage
Index++                           $10,000      $14,205



A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:

                                  12/23/91**     8/98

ML Federal Securities Trust++--
Class B Shares*                   $10,000      $14,468

Salomon Brothers Mortgage
Index++                           $10,000      $15,966


A line graph depicting the growth of an investment in the Fund's Class D Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:

                                    8/88        8/98

ML Federal Securities Trust++--
Class D Shares*                   $ 9,600      $20,920

Salomon Brothers Mortgage
Index++                           $10,000      $24,209

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Trust invests primarily in US Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. The starting date for the Index in the Class B Shares graph is from 12/31/91.

    Past performance is not predictive of future performance.



Merrill Lynch Federal Securities Trust
August 31, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +8.47%         +4.13%
Inception (10/21/94)
through 6/30/98                            +8.76          +7.56

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +7.53%         +3.53%
Five Years Ended 6/30/98                   +5.21          +5.21
Inception (12/23/91)
through 6/30/98                            +5.62          +5.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/98                         +7.48%         +6.48%
Inception (10/21/94)
through 6/30/98                            +7.85          +7.85

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +8.09%         +3.77%
Five Years Ended 6/30/98                   +5.76          +4.90
Ten Years Ended 6/30/98                    +7.96          +7.52

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Federal Securities Trust
August 31, 1998

SCHEDULE OF INVESTMENTS
                                                             Face         Interest          Maturity            Value
Issue                                                       Amount          Rate             Date(s)          (Note 1a)
US Government Obligations--0.30%

United States Treasury Notes                             $  5,000,000      6.625   %      5/15/2007       $    5,519,550

Total US Government Obligations (Cost--$5,457,813)                                                             5,519,550

US Government Agency Mortgage-Backed Obligations*--98.15%

Federal Home Loan Mortgage                  #W10002       100,000,000      6.775(2)       11/01/2003         104,531,250
Corporation Mortgage-Backed Securities--
Multi-Family+++

Federal Home Loan Mortgage Corporation                            576     10.00           7/01/2019                  626
Participation Certificates                                 10,688,537     10.50      9/01/2000-9/01/2020      11,828,815
                                                            2,654,584     11.00      8/01/2010-9/01/2020       2,971,244
                                                            2,395,670     11.50      12/01/2011-6/01/2020      2,729,652
                                                            1,046,512     12.00      7/01/1999-6/01/2020       1,200,752
                                                            2,076,292     12.50      10/01/1999-7/01/2019      2,405,912
                                                            2,985,403     13.00      8/01/1999-2/01/2016       3,496,256

Federal Home Loan Mortgage Corporation                        331,883      6.00           4/01/2009              334,047
Participation Certificates--Gold Program                      906,570      6.50           1/01/2013              918,183
                                                          175,882,185      7.00      1/01/2008-3/01/2013     180,190,137
                                                           81,363,437      7.50      5/01/2009-6/01/2028      83,630,108
                                                           22,931,041      8.00      1/01/2007-10/01/2027     23,659,061
                                                            7,174,019      8.50      1/01/2025-7/01/2025       7,485,658
                                                            3,794,533     10.50     10/01/2020-12/01/2020      4,209,541

Federal Home Loan Mortgage                  Trust 1220      7,234,625     10.00           2/15/2022            7,302,188
Corporation REMICs**

Federal National Mortgage Association                     371,124,635      6.50      12/01/2008-8/01/2028    374,267,707
                                                           66,000,000      7.00           9/25/2028           67,195,920
                                                                  717      7.50           1/01/2025                  736
                                                              955,870      8.00      9/01/2024-9/01/2027         989,998
                                                           10,680,211      8.50      5/01/2010-5/01/2018      11,121,144
                                                           20,531,377      8.50(3)        7/15/2023           21,455,289
                                                           15,079,625      9.50           3/01/2020           16,135,199
                                                                7,347     10.50           9/01/2000                7,568
                                                           23,823,326     11.00      2/01/2011-11/01/2020     26,910,493
                                                               35,493     11.50           6/01/2015               40,424
                                                            1,338,505     13.00      8/01/2010-6/01/2015       1,600,145

Federal National Mortgage Association       #0380332        9,609,469      6.195(7)       6/01/2005            9,831,688
Mortgage-Backed Securities--                #0375610       13,908,596      6.465(7)       6/01/2004           13,978,139
Multi-Family+++                             #0380021        6,349,506      6.49(9)        1/01/2008            6,381,254
                                            #0073240        4,915,020      6.50(7)        11/01/2002           5,013,615
                                            #0073809       10,518,388      6.515(10)      12/01/2001          10,741,903
                                            #0073894          984,181      6.525(7)       12/01/2003           1,019,127
                                            #0073885          886,570      6.545(9)       1/01/2007              931,998
                                            #0073873          764,246      6.625(9)       2/01/2007              807,137
                                            #0073221        1,459,589      6.715(7)       10/01/2005           1,540,140
                                            #0375015       19,380,475      6.79(7)        4/01/2004           19,961,889
                                            #0073915        1,521,093      6.87(9)        1/01/2007            1,624,042
                                            #0073910       11,776,709      6.875(9)       1/01/2007           12,596,144
                                            #0375043        3,559,117      6.895(9)       4/01/2007            3,779,338
                                            #0375007       12,037,787      6.94(9)        3/01/2007           12,935,578
                                            #0375012        3,262,927      6.95(9)        4/01/2007            3,508,309


Merrill Lynch Federal Securities Trust
August 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                                                             Face         Interest         Maturity             Value
Issue                                                       Amount          Rate            Date(s)           (Note 1a)

US Government Agency Mortgage-Backed Obligations* (concluded)
Federal National Mortgage Association       #0073944     $ 13,807,224      6.96(9)  %     1/01/2007       $   14,839,051
Mortgage-Backed Securities--                #0073952        2,787,711      6.96(9)        1/01/2007            2,992,632
Multi-Family+++                             #0073946        5,402,026      6.97(9)        2/01/2007            5,806,060
(concluded)                                 #0073969        8,005,245      7.05(9)        2/01/2007            8,636,491
                                            #0073962        4,671,387      7.085(9)       2/01/2007            5,059,290
                                            #0073967        4,541,867      7.105(9)       2/01/2007            4,814,379
                                            #0073992        2,580,218      7.115(9)       2/01/2007            2,799,264
                                            #0375069        1,080,772      7.122(9)       4/01/2007            1,140,214
                                            #0073943        1,461,445      7.18(4)        2/01/2019            1,563,746
                                            #0073608        4,823,621      7.49(9)        8/01/2006            5,322,128
                                            #0375052        4,715,462      7.50(9)        3/01/2027            4,904,080
                                            #0109076        2,171,739      7.59(9)        8/01/2006            2,404,445
                                            #0160024        5,139,987      7.625(9)       11/01/2003           5,541,549
                                            #0160095        7,181,137      7.66(9)        3/01/2004            7,734,832

Federal National Mortgage Association       98-M1-IO2      98,976,527      0.68635(1)     2/25/2013            4,995,222
Mortgage-Backed Securities--                94-M1-IO       75,212,481      0.87(1)        10/25/2003           2,514,917
REMICs**--Multi-Family+++                   98-M3-B        10,960,597      6.45           8/17/2013           11,152,407
                                            97-M8-A2       19,135,000      7.16           1/25/2022           19,738,948
                                            96-M3-A2       40,500,000      7.41           3/25/2021           42,018,750
                                            94-M3-B        14,032,130      7.71           4/25/2006           14,154,911
                                            94-M4-A        13,381,769      9.06015        8/25/2026           13,682,859

Federal National Mortgage Association       94-56-TB        5,239,230      6.50(1)        7/25/2022            1,529,368
REMICs**                                    Trust 273       5,997,870      7.00(1)        7/01/2026            1,100,921
                                            93-123-S       13,524,364      7.84062++      7/25/2000           13,870,858
                                            Trust 134       1,431,578      9.00(1)        4/15/2022              275,579

Government National Mortgage Association                   50,000,000      6.50           9/01/2028           50,367,188
                                                          221,683,662      7.00      4/15/2022-7/15/2028     226,266,447
                                                          111,647,630      7.50      1/15/2007-6/15/2028     114,982,742
                                                           86,372,295      8.00      1/15/2024-8/15/2026      89,613,877
                                                           36,066,604     10.00     12/15/2015-12/15/2021     39,591,534
                                                              117,684     10.50      10/15/2014-4/15/2021        129,395
                                                                  286     11.00           1/15/2016                  322
                                                                6,379     11.50           8/15/2013                7,222

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,760,118,346)                              1,780,819,982


    Face
   Amount                                                       Issue

Repurchase Agreements***--3.91%

 $ 70,935,000           Nikko Securities Co., purchased on 8/31/1998 to yield 5.85% to 9/01/1998              70,935,000

Total Repurchase Agreements (Cost--$70,935,000)                                                               70,935,000

US Government Agency Discount Obligations****--10.01%

   66,000,000           Federal Home Loan Mortgage Corporation, 5.43% due 9/10/1998                           65,910,405
  116,000,000           Federal National Mortgage Association, 5.43% due 9/14/1998                           115,772,363

Total US Government Agency Discount Obligations (Cost--$181,682,768)                                         181,682,768



Merrill Lynch Federal Securities Trust
August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                  Nominal Value                                                Strike       Notification       Value
                Covered by Options                  Issue                      Price           Date          (Note 1a)

Options Purchased--0.00%
Call Options       62,307,095       Government National Mortgage Association,
Purchased                           30-Year, 7% Adjustable Rate Mortgage(5)(6)   100        9/20/2011(5)  $       49,846

Total Options Purchased (Cost--$0)                                                                                49,846

Total Investments (Cost--$2,018,193,927)--112.38%                                                          2,039,007,146

Options Written--0.00%

Call Options        5,000,000       United States Treasury Notes, 6.625% due
Written                             5/15/2007                                    109.9453   9/28/1998(8)         (45,500)

Put Options        62,307,095       Government National Mortgage Association,
Written                             30-Year, 7% Adjustable Rate Mortgage(5)(6)   100        9/20/2011(5)         (43,615)

Total Options Written (Premiums Received--$43,750)                                                               (89,115)

Total Investments, Net of Options Written (Cost--$2,018,150,177)--112.37%                                  2,038,918,031

Liabilities in Excess of Other Assets--(12.37%)                                                             (224,481,399)
                                                                                                          --------------
Net Assets--100.00%                                                                                       $1,814,436,632
                                                                                                          ==============


 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that are non-amortizing and have 7-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
 (5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 7% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
 (6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
 (7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
 (8)Represents European style options which can be exercised only on the notification date.
 (9)Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(10)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of August 31, 1998.
 +++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
****Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.

    See Notes to Financial Statements.



Merrill Lynch Federal Securities Trust
August 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1998
Assets:             Investments, at value (identified cost--$2,018,193,927)(Note 1a)                     $ 2,038,957,300
                    Options purchased, at value (cost--$0) (Notes 1a & 1c)                                        49,846
                    Cash                                                                                         293,863
                    Receivables:
                      Beneficial interest sold                                          $    19,876,715
                      Interest                                                                9,825,961
                      Principal paydowns                                                        503,443
                      Options written (Notes 1a &1c)                                            194,785
                      Loaned securities                                                         141,877       30,542,781
                                                                                        ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         108,366
                                                                                                         ---------------
                    Total assets                                                                           2,069,952,156
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$43,750)
                    (Notes 1a & 1c)                                                                               89,115
                    Payables:
                      Securities purchased                                                  244,815,121
                      Beneficial interest redeemed                                            6,452,493
                      Dividends to shareholders (Note 1g)                                     1,762,220
                      Investment adviser (Note 2)                                               650,947
                      Distributor (Note 2)                                                      541,178
                      Options purchased (Notes 1a &1c)                                          142,969      254,364,928
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     1,061,481
                                                                                                         ---------------
                    Total liabilities                                                                        255,515,524
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 1,814,436,632
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                $     2,833,398
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      6,410,559
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        439,490
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      8,843,006
                    Paid-in capital in excess of par                                                       1,973,061,816
                    Accumulated realized capital losses on investments--net (Note 5)                        (197,919,491)
                    Unrealized appreciation on investments--net                                               20,767,854
                                                                                                         ---------------
                    Net assets                                                                           $ 1,814,436,632
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $277,567,579 and 28,333,983
                    shares of beneficial interest outstanding                                            $          9.80
                                                                                                         ===============
                    Class B--Based on net assets of $627,817,627 and 64,105,585
                    shares of beneficial interest outstanding                                            $          9.79
                                                                                                         ===============
                    Class C--Based on net assets of $43,038,463 and 4,394,901
                    shares of beneficial interest outstanding                                            $          9.79
                                                                                                         ===============
                    Class D--Based on net assets of $866,012,963 and 88,430,058
                    shares of beneficial interest outstanding                                            $          9.79
                                                                                                         ===============



                    See Notes to Financial Statements.



Merrill Lynch Federal Securities Trust
August 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1998
Investment          Interest and discount earned                                                        $    125,464,352
Income              Other                                                                                        484,493
(Note 1e):                                                                                               ---------------
                    Total income                                                                             125,948,845
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                   $     8,536,593
                    Account maintenance and distribution fees--Class B (Note 2)               4,652,983
                    Account maintenance fees--Class D (Note 2)                                2,248,302
                    Transfer agent fees--Class D (Note 2)                                     1,415,940
                    Transfer agent fees--Class B (Note 2)                                     1,097,692
                    Transfer agent fees--Class A (Note 2)                                       447,312
                    Custodian fees                                                              372,630
                    Accounting services (Note 2)                                                254,086
                    Account maintenance and distribution fees--Class C (Note 2)                 232,559
                    Printing and shareholder reports                                            149,755
                    Registration fees (Note 1f)                                                 121,038
                    Professional fees                                                           112,106
                    Trustees' fees and expenses                                                  75,251
                    Transfer agent fees--Class C (Note 2)                                        51,862
                    Pricing fees                                                                  4,241
                    Other                                                                        23,252
                                                                                        ---------------
                    Total expenses                                                                            19,795,602
                                                                                                         ---------------
                    Investment income--net                                                                   106,153,243
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                         20,630,277
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     10,231,032
Investments--Net                                                                                         ---------------
(Notes 1c, 1e & 3): Net Increase in Net Assets Resulting from Operations                                $    137,014,552
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
August 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1998              1997
Operations:         Investment income--net                                              $   106,153,243  $   126,285,677
                    Realized gain on investments--net                                        20,630,277       18,221,792
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      10,231,032       32,660,811
                                                                                        ---------------  ---------------
                    Net increase in net assets resulting from operations                    137,014,552      177,168,280
                                                                                        ---------------  ---------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (17,554,956)     (16,892,973)
(Note 1g):            Class B                                                               (33,639,686)     (46,437,460)
                      Class C                                                                (1,555,581)      (1,493,291)
                      Class D                                                               (53,403,020)     (61,461,953)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                        (106,153,243)    (126,285,677)
                                                                                        ---------------  ---------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (123,547,460)    (265,356,085)
Transactions                                                                            ---------------  ---------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (92,686,151)    (214,473,482)
                    Beginning of year                                                     1,907,122,783    2,121,596,265
                                                                                        ---------------  ---------------
                    End of year                                                         $ 1,814,436,632  $ 1,907,122,783
                                                                                        ===============  ===============
                    See Notes to Financial Statements.



Merrill Lynch Federal Securities Trust
August 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A
The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                     Oct. 21, 1994++
                                                                        For the Year Ended August 31,        to August 31,
Increase (Decrease) in Net Asset Value:                               1998            1997         1996++++     1995++++
Per Share           Net asset value, beginning of period            $     9.64    $     9.40    $     9.61    $     9.16
Operating                                                           ----------    ----------    ----------    ----------
Performance:        Investment income--net                                 .60           .64           .64           .58
                    Realized and unrealized gain (loss) on
                    investments--net                                       .16           .24          (.21)          .45
                                                                    ----------    ----------    ----------    ----------
                    Total from investment operations                       .76           .88           .43          1.03
                                                                    ----------    ----------    ----------    ----------
                    Less dividends from investment income--net            (.60)         (.64)         (.64)         (.58)
                                                                    ----------    ----------    ----------    ----------
                    Net asset value, end of period                  $     9.80    $     9.64    $     9.40    $     9.61
                                                                    ==========    ==========    ==========    ==========

Total Investment    Based on net asset value per share                   8.10%         9.66%         4.55%        11.56%+++
Return:**                                                           ==========    ==========    ==========    ==========


Ratios to Average   Expenses                                              .68%          .65%          .62%          .64%*
Net Assets:                                                         ==========    ==========    ==========    ==========
                    Investment income--net                               6.18%         6.73%         6.64%         7.21%*
                                                                    ==========    ==========    ==========    ==========

Supplemental        Net assets, end of period (in thousands)        $  277,568    $  278,103    $  231,651    $  223,237
Data:                                                               ==========    ==========    ==========    ==========
                    Portfolio turnover                                 301.88%       349.05%       204.14%       260.34%
                                                                    ==========    ==========    ==========    ==========


The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                     1998          1997        1996++++      1995++++       1994
Per Share           Net asset value,
Operating           beginning of year                  $     9.63     $     9.40    $     9.61   $     9.41   $    10.14
Performance:                                           ----------     ----------    ----------   ----------   ----------
                    Investment income--net                    .53            .57           .57          .60          .48
                    Realized and unrealized gain
                    (loss) on investments--net                .16            .23          (.21)         .20         (.73)
                                                       ----------     ----------    ----------   ----------   ----------
                    Total from investment operations          .69            .80           .36          .80         (.25)
                                                       ----------     ----------    ----------   ----------   ----------
                    Less dividends from investment
                    income--net                              (.53)          (.57)         (.57)        (.60)        (.48)
                                                       ----------     ----------    ----------   ----------   ----------
                    Net asset value,
                    end of year                        $     9.79     $     9.63    $     9.40   $     9.61   $     9.41
                                                       ==========     ==========    ==========   ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                               7.28%          8.71%         3.72%        8.91%       (2.55%)
                                                       ==========     ==========    ==========   ==========   ==========

Ratios to Average   Expenses                                1.45%          1.42%         1.39%        1.41%        1.33%
Net Assets:                                            ==========     ==========    ==========   ==========   ==========
                    Investment income--net                  5.42%          5.98%         5.87%        6.39%        4.90%
                                                       ==========     ==========    ==========   ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $  627,818     $  672,541    $  924,885   $1,262,985   $1,497,358
                                                       ==========     ==========    ==========   ==========   ==========
                    Portfolio turnover                    301.88%        349.05%       204.14%      260.34%      322.68%
                                                       ==========     ==========    ==========   ==========   ==========

                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
August 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class C
The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                     Oct. 21, 1994++
                                                                        For the Year Ended August 31,       to August 31,
Increase (Decrease) in Net Asset Value:                               1998            1997         1996++++     1995++++
Per Share           Net asset value, beginning of period            $     9.63    $     9.40    $     9.61    $     9.16
Operating                                                           ----------    ----------    ----------    ----------
Performance:        Investment income--net                                 .52           .56           .56           .51
                    Realized and unrealized gain (loss) on
                    investments--net                                       .16           .23          (.21)          .45
                                                                    ----------    ----------    ----------    ----------
                    Total from investment operations                       .68           .79           .35           .96
                                                                    ----------    ----------    ----------    ----------
                    Less dividends from investment income--net            (.52)         (.56)         (.56)         (.51)
                                                                    ----------    ----------    ----------    ----------
                    Net asset value, end of period                  $     9.79    $     9.63    $     9.40    $     9.61
                                                                    ==========    ==========    ==========    ==========

Total Investment    Based on net asset value per share                   7.23%         8.66%         3.67%        10.80%+++
Return:**                                                           ==========    ==========    ==========    ==========

Ratios to Average   Expenses                                             1.51%         1.47%         1.43%         1.47%*
Net Assets:                                                         ==========    ==========    ==========    ==========
                    Investment income--net                               5.35%         5.91%         5.82%         6.28%*
                                                                    ==========    ==========    ==========    ==========

Supplemental        Net assets, end of period (in thousands)        $   43,038    $   28,723    $   22,672    $   15,621
Data:                                                               ==========    ==========    ==========    ==========
                    Portfolio turnover                                 301.88%       349.05%       204.14%       260.34%
                                                                    ==========    ==========    ==========    ==========


The following per share data and ratios have been derived                          Class D
from information provided in the financial statements.
                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                     1998          1997        1996++++      1995++++       1994
Per Share           Net asset value,
Operating           beginning of year                  $     9.63     $     9.40    $     9.61   $     9.41   $    10.14
Performance:                                           ----------     ----------    ----------   ----------   ----------
                    Investment income--net                    .58            .62           .62          .64          .52
                    Realized and unrealized gain
                    (loss) on investments--net                .16            .23          (.21)         .20         (.73)
                                                       ----------     ----------    ----------   ----------   ----------
                    Total from investment operations          .74            .85           .41          .84         (.21)
                                                       ----------     ----------    ----------   ----------   ----------
                    Less dividends from investment
                    income--net                              (.58)          (.62)         (.62)        (.64)        (.52)
                                                       ----------     ----------    ----------   ----------   ----------
                    Net asset value, end of year       $     9.79     $     9.63    $     9.40   $     9.61   $     9.41
                                                       ==========     ==========    ==========   ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                               7.84%          9.27%         4.28%        9.48%       (2.06%)
                                                       ==========     ==========    ==========   ==========   ==========

Ratios to Average   Expenses                                 .93%           .90%          .87%         .89%         .83%
Net Assets:                                            ==========     ==========    ==========   ==========   ==========
                    Investment income--net                  5.94%          6.49%         6.39%        6.91%        5.41%
                                                       ==========     ==========    ==========   ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $  866,013     $  927,756    $  942,388   $  976,161   $1,356,979
                                                       ==========     ==========    ==========   ==========   ==========
                    Portfolio turnover                    301.88%        349.05%       204.14%      260.34%      322.68%
                                                       ==========     ==========    ==========   ==========   ==========

                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Federal Securities Trust
August 31, 1998


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained by one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Trust may purchase or sell financial futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

* Options--The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).


Merrill Lynch Federal Securities Trust
August 31, 1998


Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of August 31, 1998, no dollar rolls were in effect.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:


Portion of Average Daily Value of Net Assets:        Rate

Not exceeding $500 million                          0.500%

In excess of $500 million but not
exceeding $1 billion                                0.475%

In excess of $1 billion but not
exceeding $1.5 billion                              0.450%

In excess of $1.5 billion but not
exceeding $2 billion                                0.425%

In excess of $2 billion but not
exceeding $2.5 billion                              0.400%

In excess of $2.5 billion but not
exceeding $3.5 billion                              0.375%

In excess of $3.5 billion but not
exceeding $5 billion                                0.350%

In excess of $5 billion but not
exceeding $6.5 billion                              0.325%

Exceeding $6.5 billion                              0.300%

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account        Distribution
                      Maintenance Fee         Fee

Class B                     0.25%            0.50%
Class C                     0.25%            0.55%
Class D                     0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Federal Securities Trust
August 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                              $   979       $  6,999
Class D                              $10,481       $113,793

For the year ended August 31, 1998, MLPF&S received contingent deferred sales charges of $843,602 and $13,550 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 1998, the Trust paid MLSPS $27,991 for security price quotations to compute the net asset value of the Trust.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $5,425,139,067 and $5,545,323,326, respectively.

Net realized gains (losses) for the year ended August 31, 1998 and net unrealized gains (losses) as of August 31, 1998 were as follows:

                                     Realized            Unrealized
                                  Gains (Losses)       Gains (Losses)

Long-term investments              $ 20,476,452         $ 20,763,373
Short-term investments                  (12,714)                  --
Options purchased                      (141,274)              49,846
Options written                         307,813              (45,365)
                                   ------------         ------------
Total                              $ 20,630,277         $ 20,767,854
                                   ============         ============

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $18,269,288, of which $24,279,400 related to appreciated securities and $6,010,112 related to depreciated securities. The aggregate cost of investments, including options, at August 31, 1998 for Federal income tax purposes was $2,020,648,743.

Transactions in call options written for the year ended August 31, 1998 were as follows:

                                   Nominal Value
                                    Covered by      Premiums
Call Options Written                 Options        Received

Outstanding call options
written, beginning of year                 --   $         --
Options written                     6,550,000        494,532
Options closed                        (50,000)      (142,969)
Options expired                    (1,500,000)      (307,813)
                                 ------------   ------------
Outstanding call options
written, end of year                5,000,000   $     43,750
                                 ============   ============

Transactions in put options written for the year ended August 31, 1998 were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Put Options Written                  Options       Received

Outstanding put options
written, beginning of year         96,419,387   $         --
Options expired                   (34,112,292)            --
                                 ------------   ------------
Outstanding put options
written, end of year               62,307,095   $         --
                                 ============   ============


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $123,547,460 and $265,356,085 for the years ended August 31, 1998 and August 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        13,202,465   $128,750,132
Shares issued to share-
holders in reinvestment
of dividends                          254,895      2,485,246
                                 ------------   ------------
Total issued                       13,457,360    131,235,378
Shares redeemed                   (13,982,880)  (136,346,353)
                                 ------------   ------------
Net decrease                         (525,520)  $ (5,110,975)
                                 ============   ============


Merrill Lynch Federal Securities Trust
August 31, 1998


Class A Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                        13,489,212  $ 128,699,695
Shares issued to shareholders
in reinvestment of dividends          246,217      2,355,483
                                 ------------  -------------
Total issued                       13,735,429    131,055,178
Shares redeemed                    (9,520,222)   (90,995,776)
                                 ------------  -------------
Net increase                        4,215,207  $  40,059,402
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        19,836,450  $ 193,489,767
Shares issued to shareholders
in reinvestment of dividends        1,975,074     19,252,425
                                 ------------  -------------
Total issued                       21,811,524    212,742,192
Automatic conversion of
shares                             (3,018,862)   (29,418,409)
Shares redeemed                   (24,498,009)  (238,728,047)
                                 ------------  -------------
Net decrease                       (5,705,347) $ (55,404,264)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                        13,142,804  $ 125,442,660
Shares issued to shareholders
in reinvestment of dividends        2,799,110     26,736,766
                                 ------------  -------------
Total issued                       15,941,914    152,179,426
Automatic conversion of
shares                            (12,986,542)  (123,962,413)
Shares redeemed                   (31,548,826)  (301,267,082)
                                 ------------  -------------
Net decrease                      (28,593,454) $(273,050,069)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         3,350,763  $  32,718,073
Shares issued to shareholders
in reinvestment of dividends          104,882      1,022,406
                                 ------------  ------ ------
Total issued                        3,455,645     33,740,479
Shares redeemed                    (2,042,370)   (19,919,667)
                                 ------------  -------------
Net increase                        1,413,275  $  13,820,812
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                         1,873,927  $  17,886,740
Shares issued to shareholders
in reinvestment of dividends           98,146        937,686
                                 ------------  -------------
Total issued                        1,972,073     18,824,426
Shares redeemed                    (1,402,999)   (13,394,907)
                                 ------------  -------------
Net increase                          569,074  $   5,429,519
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        12,691,687   $123,584,021
Automatic conversion of
shares                              3,019,197     29,418,409
Shares issued to shareholders
in reinvestment of dividends        2,664,814     25,974,732
                                 ------------   ------------
Total issued                       18,375,698    178,977,162
Shares redeemed                   (26,253,382)  (255,830,195)
                                 ------------   ------------
Net decrease                       (7,877,684)  $(76,853,033)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                         8,726,557   $ 83,556,197
Automatic conversion of
shares                             12,986,542    123,962,413
Shares issued to shareholders
in reinvestment of dividends        3,129,768     29,893,148
                                 ------------   ------------
Total issued                       24,842,867    237,411,758
Shares redeemed                   (28,804,948)  (275,206,695)
                                 ------------   ------------
Net decrease                       (3,962,081)  $(37,794,937)
                                 ============   ============


5. Capital Loss Carryforward:
At August 31, 1998, the Trust had a net capital loss carryforward of approximately $194,878,000, of which $178,146,000 expires in 2003 and $16,732,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $30,072,560 has been reclassified to paid-in capital in excess of par.




Merrill Lynch Federal Securities Trust
August 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Federal Securities Trust as of August 31, 1998, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Federal Securities Trust as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 14, 1998
</AUDIT-REPORT>



Merrill Lynch Federal Securities Trust
August 31, 1998


IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid monthly by Merrill Lynch Federal Securities Trust during the year ended August 31, 1998, qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of the Trust's total assets invested in Federal obligations* as of the end of each quarter of the fiscal year.

For the Quarter Ended

November 30, 1997                          6.82%
February 28, 1998                         10.24%
May 31, 1998                               9.35%
August 31, 1998                            0.27%

Of the Trust's ordinary income dividends paid during the year ended August 31, 1998, 6.81% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.